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                                                                    Exhibit 99.2

         Certification of the President and Principal Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of A.B. Watley Group Inc. (the "Company") on Form 10-K for the year ended Septembers 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert Malin, the President and Vice-Chairman of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ ROBERT MALIN
                                             ------------------------------
                                             Robert Malin
                                             Principal Financial Officer
                                             Date: March 3, 2003




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